UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017 (August 7, 2017)

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16633	84-1460811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, Colorado 80301
(Address of principal executive offices, including Zip Code)

(303) 381-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Array BioPharma,” “Array,” “we,” “us” and “our” refer to Array BioPharma Inc., unless the context otherwise provides.

Item 1.01	Entry into a Material Definitive Agreement.

On August 7, 2017, Array entered into a First Amendment to Subordinated Convertible Promissory Notes (the “Amendment”) amending the Subordinated Convertible Promissory Notes dated November 1, 2015 in the aggregate principal amount of $10 million (the "Notes") issued to Redmile Biopharma Investments I, L.P. and to Redmile Capital Offshore Fund II, Ltd. The Amendment extended the maturity date under the Notes to August 6, 2018 and increased the exit fee payable upon repayment in cash of the Notes to 50% of the original principal amount of the Notes. No other terms of the Notes were modified by the amendment. The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by the full Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2017, Array BioPharma Inc. issued a press release reporting results for the fourth quarter and full year of fiscal year ending June 30, 2017, the full text of which is attached hereto as Exhibit 99.1. The information in Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	First Amendment to Subordinated Convertible Promissory Notes dated August 7, 2017 by and between Array BioPharma Inc. and Redmile Biopharma Investments I, L.P. and Redmile Capital Offshore Fund II, Ltd.
99.1	Press release dated August 9, 2017 entitled “Array BioPharma Reports Financial Results for the Fourth Quarter and Full Year of Fiscal 2017”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2017	Array BioPharma Inc.

	By:	/s/ JASON HADDOCK
Jason Haddock
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Subordinated Convertible Promissory Notes dated August 7, 2017 by and between Array BioPharma Inc. and Redmile Biopharma Investments I, L.P. and Redmile Capital Offshore Fund II, Ltd.
99.1	Press release dated August 9, 2017 entitled “Array BioPharma Reports Financial Results for the Fourth Quarter and Full Year of Fiscal 2017”